Cash, Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2014
Cash, Cash Equivalents and Short-term Investments
Cash, Cash Equivalents and Short-term Investments

4. Cash, Cash Equivalents and Short-term Investments

Cash, cash equivalents and short-term investments consist of the following:

	As of December 31,
	2013	2014
	(In thousands)
Cash and cash equivalents:
Cash	$13,332	$53,512
Cash equivalents:
Bank time deposits	233,104	229,950

	246,436	283,462

Short-term investments:
Bank time deposits	252,342	166,414

Total cash, cash equivalents and short-term investments	$498,778	$449,876

The carrying amounts of cash, cash equivalents and short-term investments approximate fair values. There was no material interest income recognized during the year ended December 31, 2012. Interest income for the year ended December 31, 2013 and 2014 was $3.8 million and $8.3 million, respectively. The maturity dates of the bank time deposits were within one year.